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Leadership Series
Gartmore Small Cap Leaders Fund       December 29, 2004

Gartmore Funds

                                                           www.gartmorefunds.com

                                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate.
                                      To state otherwise is a crime.

        TABLE OF CONTENTS

FUND SUMMARY........................................................1
Objective and Principal Strategies..................................1
Principal Risks.....................................................3
Performance.........................................................5
Fees and Expenses...................................................5

MANAGEMENT..........................................................7
Investment Adviser..................................................7
Portfolio Managers..................................................8

BUYING, SELLING AND EXCHANGING FUND SHARES..........................8
Choosing a Share Class..............................................8
Buying Shares.......................................................12
Selling Shares......................................................18
Distribution Plan...................................................22
Exchanging Shares...................................................22
Excessive Trading...................................................23

DISTRIBUTIONS AND TAXES.............................................27
Distributions of Income Dividends...................................27
Distributions of Capital Gains......................................27
"Buying a Dividend".................................................27
Reinvesting Distributions...........................................27
Backup Withholding..................................................28
Tax Status for Retirement Plans and Other Tax-Deferred Accounts.....28
Selling and Exchanging Fund Shares..................................28
Other Tax Information...............................................28

ADDITIONAL INFORMATION .............................................Back Cover

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        FUND SUMMARY - GARTMORE SMALL CAP LEADERS FUND

        The Fund has the following share classes:

        Share classes

        A
        B
        C
        R
        Institutional Service Class
        Institutional Class

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. This objective can be changed without shareholder approval.

The Fund's investment adviser, Gartmore Mutual Fund Capital Trust ("GMF" or "Gartmore") will manage the Fund's portfolio on a day-to-day basis. The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its net assets in equity securities issued by small capitalization companies. Small capitalization companies are those whose market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Index(1).

The Fund will contain the best investment ideas of both our small cap growth and our small cap value teams for an overall portfolio of between 40 to 50 securities. Each team will select 20 to 30 securities for the Fund's portfolio and use different investment techniques to identify "leaders" for the Fund, as more fully described below.

CALL OUT BOX MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of common stock of the company multiplied by the current share price.

CALL OUT BOX RUSSELL 2000(R) INDEX The Russell 2000(R) Index, published by The Frank Russell Company, is an index consisting of approximately 2,000 companies known as "small cap" companies which have small market capitalizations relative to the market capitalizations of other U.S. companies. As of June 30, 2004, the market capitalizations of companies in the Russell 2000(R) Index ranged from $0.1 billion to $1.9 billion. Due to market fluctuations and the index's

----------
(1) The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.

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annual reconstitution, the market capitalization of the companies within the
Russell 2000(R) Index may, at any given time, be higher or lower.

CALL OUT BOX LEADERS A "leader" is defined as a company with a franchise or advantaged competitive position that should enable it to strongly outperform its industry peers over time.

SMALL CAP GROWTH TEAM'S INVESTMENT TECHNIQUES

The Gartmore small cap growth team invests in securities of undiscovered, emerging growth companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies.

The small cap growth team will focus on securities that exhibit the following characteristics:
    o   Development of new products, technologies or markets
    o   High quality balance sheet
    o   Above average earnings growth
    o   Attractive valuation
    o   Strong management team

The small cap growth team considers whether to sell a particular security based on the following criteria:
    o   Change in company fundamentals from the time of original investment;
    o When the valuation measures deteriorate to where other attractive stocks are available more cheaply;
    o   Financial stability weakens;
    o   Management's actions not in the shareholders' best interests; and
    o   When market capitalization reaches twice portfolio buying range.

SMALL CAP VALUE TEAM'S INVESTMENT TECHNIQUES

The Gartmore small cap value team looks at many factors when considering which securities to purchase for the Fund, including measures of earnings momentum, relative value, management action and price trend.

The small cap value team will focus on securities that exhibit the following characteristics:
    o Price to earnings ratio (P/E) and price to free-cash-flow ratio (P/FCF) that reflect in Gartmore's opinion the best standards of values
    o Valuation is balanced against near-term strength of business (estimate revisions and earnings surprise)
    o   Long-term growth prospects of the company and its industry
    o   Quality of earnings (especially inventory and receivables turns)
    o   Companies are not under extreme duress

The small cap value team considers whether to sell a particular security based on the following criteria:
    o The stock attains full valuation relative to peer group and/or price target
    o Near-term reported or preannounced earnings are disappointing and recurring
    o   Long-term growth prospects deteriorate
    o   A more compelling investment value is uncovered elsewhere
    o   Market cap migrates out of benchmark capitalization range

Gartmore intends to maintain an approximately equal division of assets between the small cap growth and small cap value teams. However, we reserve the right to more heavily weight the Fund in either growth or value depending on market conditions.

The Fund may invest without limit in initial public offerings ("IPOs") of small capitalization companies, although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance.

In making decisions on whether to buy or sell a security, Gartmore is not limited by the turnover rate of the Fund's portfolio. Gartmore may participate in frequent portfolio transactions, which will lead to higher transaction costs and may lead to additional tax consequences to shareholders, if Gartmore believes that either the long- or short-term benefits of frequent portfolio trading outweigh such costs.

The Fund may also engage in securities lending in order to generate additional income for the Fund.

Pending investment of cash balances, or if Gartmore believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

CALLOUT BOX - TEMPORARY INVESTMENTS

Cash or money market cash equivalents the Fund may invest in on a temporary basis, include:
    o   short-term U.S. Government securities;
    o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;
    o   prime quality commercial paper;
    o repurchase agreements covering any of the securities in which the Fund may invest directly; and
    o shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the Investment Company Act of 1940, as amended.

PRINCIPAL RISKS

The following risks may be associated with the investments and techniques used in managing the Fund.

CALLOUT BOX - "You" and "your" refer to potential investors and current shareholders of the Fund.

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted by Gartmore's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. The market value of a stock may go up or down, sometimes rapidly and unpredictably, causing short or extended periods of growth or decline in stock prices. These fluctuations may cause a security to be worth less than it was at the time of purchase by the Fund. Stock market risk applies to individual stocks, a particular sector or the entire stock market.

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Changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally are among the factors that may cause stock market price fluctuations, as well as changes in world economies and/or fluctuations in other stock markets around the world.

MICRO AND SMALL CAP RISK. As a general rule, while investments in stock of micro and small capitalization ("micro-small cap") companies offer the potential for greater returns, they are more risky and can be more volatile than investments in the stock of larger, more established companies. Micro-small cap stocks may be subject to:

    o Limited Product Line - Micro-small cap companies tend to rely on more limited product lines and business activities, which makes them more susceptible to setbacks or downturns;

    o Illiquidity - The stocks of micro-small cap companies may be traded less frequently than that of larger companies;

    o Limited Resources - Micro-small cap companies have more limited financial resources and are more reliant on key personnel; and

    o   Lack of track record.

MARKET TRENDS RISK. Different types of stocks, such as growth or value, tend to shift into and out of favor with stock market investors depending on worldwide market and economic conditions. Because the Fund focuses on both styles, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or focus on only one investment style.

PORTFOLIO TURNOVER RISK. Gartmore may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning the Fund.

SECURITIES LENDING RISK. When lending securities, the Fund is subject to the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

IPO RISK. The Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile and may have high transaction costs. Companies engaged in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Fund's assets increase, IPOs may have a diminished effect on the Fund's performance. The Fund may lose all or a portion of its investment in an IPO.

The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

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PERFORMANCE

No performance information is provided because the Fund had not begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select.

Shareholder Fees                                                                       Institutional
(Paid directly from your           Class A      Class B      Class C      Class R      Service         Institutional
investment)(1)                     Shares       Shares       Shares       Shares       Class           Class
--------------------------------   ----------   ----------   ----------   ----------   -------------   -------------
Maximum Sales Charge (Load)        5.75%(2)     None         None         None         None            None
imposed upon purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge      None(3)      5.00%(4)     1.00%(5)     None         None            None
(Load) imposed on redemptions
(as a percentage of original
purchase price or sale proceeds,
as applicable)
Redemption/Exchange Fee (as        2.00%        2.00%        2.00%        2.00%        2.00%           2.00%
percentage of amount redeemed or
exchanged)(6)
Fee applied to                     90 days      90 days      90 days      90 days      90 days         90 days
redemptions/exchanges within       after        after        after        after        after           after
                                   redemption   redemption   redemption   redemption   redemption      redemption
Annual Fund Operating expenses
(Deducted from Fund assets)(1)
Management Fees                    0.95%        0.95%        0.95%        0.95%        0.95%           0.95%
Distribution and/or Service        0.25%        1.00%        1.00%        0.40%(7)     None            None
(12b-1) Fees
Other Expenses(8)                  1.12%        0.97%        0.97%        1.17%        1.12%           0.97%
                                   ----------   ---------    ----------   ----------   -------------   -------------
TOTAL ANNUAL FUND OPERATING        2.32%        2.92%        2.92%        2.52%        2.07%           1.92%
EXPENSES(8)
Amount of Fee Waivers/Expense      0.57%        0.57%        0.57%        0.57%        0.57%           0.57%
Reimbursements
NET EXPENSES AFTER WAIVERS/        1.75%        2.35%        2.35%        1.95%        1.50%           1.35%
REIMBURSEMENTS(9)
                                   ----------   ---------    ----------   ----------   -------------   -------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-End Sales Charges-Class A Shares" on page 14.

(3) A contingent deferred sales charge "CDSC" of up to 1% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A,

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Class B and Class C shares" on page 19, and "Buying, Selling and Exchanging Fund
Shares-Buying Shares--Class A Purchases Not Subject to a Sales Charge" on page
15.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 19.

(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 19.

(6) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied in other circumstances. See "Buying, Selling and Exchanging Fund Shares-Excessive Trading" on page 24.

(7) "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

(8) As a new fund, these are estimates for the current fiscal year ending October 31, 2005. These estimates do not take into account the expense limitation agreement between Gartmore Mutual Funds ("Trust"), on behalf of the Fund, and GMF.

(9) GMF, the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative service fees) from exceeding 1.35% for each class of the Fund at least through December 30, 2005. The Trust is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

DEFINITIONS

Management Fee- the cost to the investor of having the Fund's investments professionally managed.
Rule 12b-1 Fee- a fee paid from Fund assets to cover the cost of sales, promotions and other Fund distribution activities, as well as certain shareholder servicing costs. Other Expenses - all expenses not otherwise disclosed in the "Fee and Expenses" table that are deducted from the Fund's assets or charged to all shareholder accounts.
Contingent Deferred Sales Charge ("CDSC")- the fee paid by an investor when redeeming certain shares of the Fund within a certain time period.
Fee Waivers- represent portions of the management fee and other expenses that are reimbursed to the Fund or waived by GMF when certain of the Fund's operating expenses exceeds the expense cap of the Fund.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitation for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 Year   3 Years
                                                          -------   -------
              Class A Shares*                             $   743   $ 1,206
                                                          -------   -------
              Class B Shares                              $   738   $ 1,150
                                                          -------   -------
              Class C Shares                              $   338   $   850
                                                          -------   -------
              Class R Shares                              $   198   $   730
                                                          -------   -------
    Institutional Service Class Shares                    $   153   $   594
                                                          -------   -------
    Institutional Class Shares                            $   137   $   548

You would pay the following expenses on the same investment if you did not sell your shares:**

                                                           1 year   3 years
                                                          -------   -------
              Class B shares                              $   238   $   850
                                                          -------   -------
              Class C shares                              $   238   $   850
                                                          -------   -------

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

----------
* Assumes a CDSC will not apply.

**Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

MANAGEMENT

INVESTMENT ADVISER

GMF, 1200 River Road, Conshohocken, PA 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF was organized in 1999 and since September 1, 1999, has provided investment advisory services to both the Trust and Gartmore Variable Insurance Trust. As of June 30, 2004, GMF and its U.S. affiliates had approximately $39 billion in assets under management of which approximately $22 billion was managed by GMF.

The Fund pays GMF a management fee which is based on the Fund's average daily net assets. The annual management fee, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, is 0.95%.

PORTFOLIO MANAGERS: Carl Wilk, senior portfolio manager of the Gartmore small cap growth team, and Gary Haubold, senior portfolio manager of the Gartmore small cap value team, are co-portfolio managers of the Fund and are responsible for day-to-day management of the Fund.

Carl P. Wilk, CFP joined Gartmore in April 2002. Prior to April 2002, Mr. Wilk was a Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MicroCap Equity Fund, as well as co-manager of the Munder Small Company Growth Fund. Mr. Wilk also managed the small company focus style for institutional and wrap accounts for Munder Capital Management. Mr. Wilk has over 17 years experience in managing micro and small capitalization securities.

Karl Knas, CPA, joined the Gartmore small cap growth team in March 2003. Prior to March 2003, Mr. Knas worked for SoundView Technology Group as an equity research analyst since August 2001. Prior to August 2001 and since February 2001, he was at Salomon Smith Barney as an equity research associate. Prior to February 2001 and since January 2000 he was in business development at Telution. Between August 1999 and January 2000 he was studying for his MBA at the University of Chicago.

Gary D. Haubold, CFA, has 20 years of investment experience, and joined Gartmore in December 2003 from Edge Capital Management, a small hedge fund he founded in 2000. Previously, he was CIO of PBHG Value Investors, and created and launched the PBHG Small and Mid-Cap Value Mutual Funds business in 1997.

Bill Gerlach joined the Gartmore small cap value team in December 2003. Prior to that and since 1991, he was at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. Mr. Gerlach held numerous positions including serving as Team Leader for Mid and Small Cap Equity managing core and value investment styles.

Charles Purcell joined the Gartmore small cap value team in December 2003. Prior to that and since 1994, he was at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. Mr. Purcell held numerous positions including serving as a co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that is right for you. Class A, Class B and Class C shares of the Fund are available to all investors; Class R, Institutional Service Class and Institutional Class Shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

o   Class A shares

Contingent Deferred Sales Charge (CDSC):(1)

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o   Class B shares if you sell your shares within six years of purchase
o   Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust's Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

When choosing a share class, consider the following:

Class A shares                             Class B shares                          Class C shares
----------------------------------------   -------------------------------------   -------------------------------------
Front-end sales charge means that a        No front-end sales charge, so your      No front-end sales charge, so your
portion of your initial investment         full investment immediately goes        full investment immediately goes
goes toward the sales charge, and is       toward buying shares                    toward buying shares
not invested

Reductions and waivers of the sales        No reductions of the CDSC               Like Class B shares, no reductions
charge are available                       available, but waivers are available    of the CDSC are available, but
                                                                                   waivers are available

Lower expenses than Class B and Class      Higher distribution and service         Higher distribution and service
C shares mean higher dividends per         fees than Class A shares mean           fees than Class A shares mean
share                                      higher fund expenses and lower          higher fund expenses and lower
                                           dividends per share                     dividends per share

Conversion features are not applicable     After seven years, Class B shares       Unlike Class B shares, Class C
                                           convert into Class A shares, which      shares do not automatically convert
                                           reduces your future fund expenses       into another class

No sales charge when shares are sold       CDSC if shares are sold within six      CDSC of 1% is applicable if shares
back to the Fund (1)                       years:  5% in the first year, 4% in     are sold in the first year after
                                           the second, 3% in the third and         purchase
                                           fourth years, 2% in the fifth, and
                                           1% in the sixth year

No maximum investment limit                Investments of $100,000 or more may     Investments of $1,000,000 or more
                                           be rejected                             may be rejected (2)

Reductions and waivers of the sales        No reductions of the CDSC               Like Class B shares, no reductions
charge are available                       available, but waivers are available    of the CDSC are available, but
                                                                                   waivers are available

(1) A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

(2) This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

    Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

    Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or one-person Keogh plans, individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
o retirement plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
o a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
o life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to
    Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Trust
o retirement plans if no third party administrator for the plan receives compensation from the Fund
o institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts
o a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

o registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services
o high net-worth individuals who invest directly with the Fund and who do not utilize a broker, investment adviser or other financial intermediary

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional Class or Institutional Service Class of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

MINIMUM INVESTMENTS--CLASS A, B & C SHARES

To open an account                        $     2,000

To open an IRA account                    $     1,000

Additional investments                    $       100

To start an Automatic Asset
 Accumulation Plan                        $     1,000

Additional Automatic Asset
 Accumulation Plan per transaction        $        50

MINIMUM INVESTMENTS--INSTITUTIONAL SERVICE CLASS SHARES

To open an account                        $    50,000

Additional investments                           None

MINIMUM INVESTMENTS--INSTITUTIONAL CLASS SHARES

To open an account                        $ 1,000,000

Additional investments                           None

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848-0920 for more information.

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time), on each day the NYSE is open for trading.

The Fund does not calculate NAV on the following days:

o       New Year's Day
o       Martin Luther King, Jr. Day
o       Presidents' Day
o       Good Friday
o       Memorial Day
o       Independence Day
o       Labor Day
o       Thanksgiving Day
o       Christmas Day
o       Other days when the New York Stock Exchange is not open.

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV. Typically this will involve events occurring after the close of a foreign market on which a security trades and before the next calculation of the Fund's NAV.

The Fund, to the extent that it holds foreign equity securities, will also value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the time the Fund's NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund's NAV is calculated, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

FRONT-END SALES CHARGE

CLASS A SHARES

The charts below show the applicable Class A shares front-end sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                                 Sales Charge
                                    as % of                 Dealer
                          --------------------------   Commission as %
                          Offering   Amount Invested     of Offering
Amount of purchase         Price     (approximately)        Price
--------------------      --------   ---------------   ---------------
Less than $50,000             5.75%             6.10%             5.00%

$50,000 to $99,999            4.75              4.99              4.00

$100,000 to $249,999          3.50              3.63              3.00

$250,000 to $499,999          2.50              2.56              2.00

$500,000 to $999,999          2.00              2.04              1.75

$1 million or more*           None              None              None*

*   Dealer may be eligible for a finder's fee as described below.

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUND. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE SUCH AS AN ACCOUNT STATEMENT DEMONSTRATING THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

THIS INFORMATION REGARDING BREAKPOINTS IS ALSO AVAILABLE AS OF OCTOBER 22, 2004 AT WWW.GARTMOREFUNDS/FUNDS/PTBREAK.JSP.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A and Class D sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") (including the Fund) offered by the Trust and Gartmore Mutual Funds II, Inc. (including the Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares of the Fund with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

If you are eligible to purchase Institutional Service Class or Institutional Class shares, purchasing that class of shares will be preferable to purchasing Class A shares.

REDUCTION OF A CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

o An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.
o Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.
o Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.
o No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
o Letter of Intent Discount. If you state in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

    WAIVER OF CLASS A SALES CHARGES

    The Class A sales charges will be waived for the following purchasers:

    o Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.
    o Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker- dealer having a dealer/selling agreement with the Distributor.
    o Any person who pays for the shares with the proceeds of the sale of Class D shares of a Gartmore Fund if the new Fund purchased does not have Class D shares and Class A shares are purchased instead.
        To qualify for this specific sales charge waiver, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver).
    o   Retirement plans
    o   Trustees and retired Trustees of the Trust, Gartmore Variable
        Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).
    o Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.
    o   Any investment advisory clients of GMF, GSACT and their affiliates.
    o Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the

NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of the Fund should contact Customer Service at 1-800-848-0920 for more information.

Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund's prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

CALL OUT BOX:
Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

YOU CAN SELL OR, IN OTHER WORDS, REDEEM YOUR SHARES OF THE FUND AT ANY TIME, SUBJECT TO CERTAIN RESTRICTIONS DESCRIBED BELOW. THE PRICE YOU WILL RECEIVE WHEN YOU SELL YOUR SHARES WILL BE THE NAV (LESS ANY APPLICABLE SALES CHARGES) NEXT DETERMINED AFTER THE FUND RECEIVES YOUR PROPERLY COMPLETED ORDER TO SELL IN ITS AGENT'S OFFICES IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY OF THE FUND RECEIVES YOUR ORDER. THE VALUE OF THE SHARES YOU SELL MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL PURCHASE PRICE DEPENDING UPON THE MARKET VALUE OF THE FUND'S INVESTMENTS AT THE TIME OF THE SALE.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about the Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE--CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances if:

o   your account address has changed within the last 10 business days,
o the redemption check is made payable to anyone other than the registered shareholder, or
o the proceeds are sent to a bank account not previously designated or changed within the past 10 business days,
o   the proceeds are mailed to any address other than the address of record,
o the redemption proceeds are being wired to a bank for which instructions are currently not on your account

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                             7 years or
Sale within       1 year   2 years   3 years   4 years   5 years   6 years      more
------------      ------   -------   -------   -------   -------   -------   ----------
Sales charge        5%        4%       3%        3%        2%         1%          0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of          $1 million      $4 million      $25 million
Purchase         to $3,999,999   to $24,999,999      or more
--------------   -------------   --------------    -----------
Amount of CDSC       1.00%           0.50%            0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70-1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

CALL OUT BOX:
CAPITAL GAINS TAXES
If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes - Selling and Exchanging Fund Shares" on page 28.

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares." Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of the Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed, which generally means two business days after you submit your order to sell. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been processed by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will generally be processed on the business day following the day the Fund receives your signed letter or fax. The Fund reserves the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES--CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, Class B or Class C shares of the Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund pays amounts not exceeding an annual amount of:

Fund/Class                              As a % of daily net assets
--------------                          ----------------------------------------
Class A shares                          0.25% (distribution or service fee)
Class B shares                          1.00% (0.25% service fee)
Class C shares                          1.00% (0.25% service fee)
Class R shares                          0.50% (0.25% of which may be either a
                                        distribution or service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

CALL OUT BOX:
CAPITAL GAINS TAXES
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, you may have capital gains, which are subject to federal and/or state income taxes. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page 28.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund or class not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund within the Gartmore Funds.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of the Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 17 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will generally be processed on the business day following the day the Fund receives your signed letter or fax. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE TRADING

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) can disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect fund performance. The Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. The Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

o Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and
o Redemption and exchange fees are imposed on certain Gartmore
Funds. For those Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

TRANSACTIONS WHICH VIOLATE FUND EXCESSIVE TRADING POLICIES OR EXCHANGE LIMIT GUIDELINES MAY BE REJECTED BY THE FUND AT ANY TIME IN ITS SOLE DISCRETION.

Notwithstanding these efforts, a Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to a Fund on behalf of their customers who are the beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION FEES

The Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE FEES

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than the minimum holding period listed below:

                                                     EXCHANGE   MINIMUM HOLDING
                       FUND                            FEE       PERIOD (DAYS)
--------------------------------------------------   --------   ----------------
Gartmore China Opportunities Fund                      2.00%             90
Gartmore Global Natural Resources Fund                 2.00%             90
Gartmore Small Cap Leaders Fund                        2.00%             90
Gartmore Emerging Markets Fund                         2.00%             90
Gartmore Focus Fund                                    2.00%             30
Gartmore Global Financial Services Fund                2.00%             90
Gartmore Global Health Sciences Fund                   2.00%             90
Gartmore Global Technology and Communications Fund     2.00%             90
Gartmore Global Utilities Fund                         2.00%             90
Gartmore International Growth Fund                     2.00%             90
Gartmore U.S. Growth Leaders Long-Short Fund           2.00%             90
Gartmore Nationwide Leaders Fund                       2.00%             30
Gartmore Growth Fund                                   2.00%             30
Gartmore Nationwide Fund                               2.00%             30
Gartmore U.S. Growth Leaders Fund                      2.00%             30
Gartmore Worldwide Leaders Fund                        2.00%             90
Gartmore Small Cap Growth Fund                         2.00%             90
Gartmore Micro Cap Equity Fund                         2.00%             90
Gartmore Mid Cap Growth Fund                           2.00%             90
Gartmore Mid Cap Growth Leaders Fund                   2.00%             90
Gartmore Large Cap Value Fund                          2.00%             30
Gartmore Small Cap Fund                                2.00%             90
Gartmore Value Opportunities Fund                      2.00%             90
Gartmore High Yield Bond Fund                          2.00%              5
Gartmore Bond Fund                                     2.00%              5
Gartmore Tax-Free Fund                                 2.00%              5
Gartmore Government Bond Fund                          2.00%              5
Gartmore S&P 500 Index Fund                            2.00%              5
Gartmore International Index Fund                      2.00%              5
Gartmore Mid Cap Market Index Fund                     2.00%              5
Gartmore Small Cap Index Fund                          2.00%              5
Gartmore Bond Index Fund                               2.00%              5

The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into the Fund with an exchange fee, a new period begins at the time of the exchange.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect the Fund's redemption or exchange fee from their customer's accounts. In addition, the exchange fee does not apply to certain types of accounts held through intermediaries, including:

o  Certain broker wrap fee and other fee-based programs
o Certain omnibus accounts where the omnibus account holder does not have the capability to impose an exchange fee on its underlying customers' accounts; and

o Certain intermediaries that do not or cannot report to the Fund sufficient information to impose an exchange fee on their customers' accounts.

To the extent that a redemption or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders may bear the expense of such frequent trading.

In addition, the redemption or exchange fee does not apply to:

o  Shares sold or exchanged under regularly scheduled withdrawal plans

o  Shares purchased through reinvested dividends or capital gains

o Shares sold following the death or disability of a shareholder, with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply

o Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 years and other required distributions from retirement accounts

o Shares exchanged from retirement accounts within 30 days of an automatic payroll deduction

o Shares sold or exchanged by any "Fund of Funds" that is affiliated with the Fund

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS 1-800-848-0920

Our automated voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are also avail- able to answer questions between 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met.

For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short- term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

CALL OUT BOX:

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax- deferred account, dividend and capital gain distributions from the fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax adviser or plan administrator for more information about your own tax situation, including possible state or local taxes.

SELLING AND EXCHANGING FUND SHARES

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non- U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)
o  Annual Report (when available)
o  Semi-Annual Report (when available)

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

BY OVERNIGHT MAIL:

Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

Visit the Gartmore Funds' website at www.gartmorefunds.com.

By Phone: 1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.:

811-08495 GG-_____ 3/04

GARTMORE FUNDS
P.O. Box 182205
Columbus, Ohio 43218-2205